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                                                                    EXHIBIT 23.2

                      INDEPENDENT ACCOUNTANTS' CONSENT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 relating to the 1993 Stock Option Plan of our report dated February 25, 2000 (March 28, 2000 as to Note 4), appearing in the Annual Report on Form 10-K of MBC Holding Company for the year ended December 31, 1999.


                                                    MCGLADREY & PULLEN LLP

                                                    /s/ McGladrey & Pullen LLP

Minneapolis, Minnesota
May 31, 2000